MERRILL LYNCH
FEDERAL
SECURITIES TRUST



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

February 28, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011                                          #10280 -- 2/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH FEDERAL SECURITIES TRUST

DEAR SHAREHOLDER

Economic Environment
During the quarter ended February 28, 1998, the US economy continued on its course of strong growth coupled with low inflation. Led by a surge in exports and the second largest inventory buildup in history, 1997 fourth quarter gross domestic product (GDP) rose 3.9%, up from its 3.1% pace in the third quarter. Furthermore, inflationary pressures continued to subside. Through January, the consumer price index rose just 1.6%, while the producer price index fell 1.9% over the past year.

Many sectors of the economy remain vibrant. Sales of new homes and existing homes remain solid as a result of low interest rates, and employment is growing. Over the four months ended February 28, 1998, non-farm payrolls have increased by an average of 367,000 per month versus 282,000 per month over the previous 12 months. As a result, personal incomes are rising. Over the three months ended in January 31, 1998, personal income rose at a 7.2% annual rate. Consequently, consumer confidence increased to its highest level in 30 years. Manufacturing activity has shown few signs of slowing down as a result of the Asian financial crisis. The National Association of Purchasing Managers Index rose to 53.3 in February (a reading over 50 indicates an expansion in manufacturing), with significant gains in the new orders and production components of the Index.

Although Federal Reserve Board monetary policy remained unchanged during the quarter, the US economy is in the midst of a tug-of-war between the Asian financial crisis and the momentum of strong domestic demand. In his February Humphrey-Hawkins testimony, Federal Reserve Board Chairman Alan Greenspan outlined three scenarios which could influence future Federal Open Market Committee policy. First, the growth in employment has pushed the demand for workers above the supply of skilled labor. If the Asian turmoil can slow the US economy enough to bring the balance of supply and demand in the labor market back into line, inflationary pressures should remain contained. In this scenario, the Federal Reserve Board would likely leave monetary policy unchanged. Second, if the momentum of domestic spending is not offset by the economic fallout from Asia, inflationary pressures could intensify. In this scenario, the Federal Reserve Board would likely raise interest rates to contain an overheating economy. Finally, if the Asian crisis has more of a negative impact on the US economy than is desirable or if deflationary pressures intensify, the Federal Reserve Board would likely lower interest rates to stimulate growth.

While the effects of the Asian financial crisis have yet to have a major impact on the US economy, we expect a decline in US exports to act as a drag on GDP growth in the first half of 1998. In the meantime, with inflation subdued, we look for monetary policy to remain unchanged over the near term as the Federal Reserve Board further assesses the effects of the Asian financial crisis and domestic demand on the US economy.

Portfolio Matters
During the quarter ended February 28, 1998, the positive inflation news allowed interest rates to continue the decline that began last April. While interest rates fell approximately 25 basis points (0.25%) as measured by two-year -- ten-year Treasury notes, interperiod declines during the three-month period were even greater. For example, the ten-year Treasury note closed the quarter at 5.62%, a decline of 25 basis points. However, its lowest yield (and therefore its highest price) occurred on January 12, 1998, when the yield bottomed at 5.36%.

During periods of declining interest rates, our focus turns to capturing as much capital appreciation as possible. To accomplish this goal, we identify for sale those available securities that are most likely to experience a shortening in their average lives, since short average life securities possess less price appreciation potential than longer average life securities. In the case of the Trust, mortgage-backed securities (MBS) are most likely to have their average lives shortened, since the underlying mortgages are subject to prepayments. In fact, because mortgage lenders have greater refinancing efficiency and costs are low, there is currently little reason not to refinance even though mortgage rates are only marginally lower. As a result, there is a faster shortening of average lives in the MBS market than there was in earlier periods.

We implemented many investment strategies during the February quarter in an attempt to limit the negative impact of surging prepayments on the Trust. We reduced our MBS exposure by 4% of net assets and increased Treasury participation by 3%. Although they trade at a lower yield, the Treasury securities are not callable. In order to offset the forfeited yield, we sold some call options on Treasury securities in the portfolio. We also increased by 1% our exposure to the multi-family MBS market. While the underlying covenants on these securities are legally and technically prepayment eligible, prepayments typically involve hefty penalties. These penalties tend to deter mortgagors from prepaying these mortgages. Furthermore, if prepayments occur, the MBS investor is typically entitled to the penalties paid by mortgagors.

We also reduced our prepayment exposure by increasing our lower-coupon MBS at the expense of high-coupon MBS that are subject to higher prepayments. During the quarter, we sold $46 million of Federal National Mortgage Association 8.5% MBS, as well as $50 million of Government National Mortgage Association (GNMA) 7.5% MBS. We reallocated these assets into GNMA 7% securities since these issues have less prepayment uncertainty.

As of February 28, 1998, the Trust had 67% of net assets invested in single-family Government agency-issued MBS, 18% in multi-family
Government agency-issued MBS, 12% in US Treasury securities, 1% in collateralized mortgage obligations and 2% in cash.

In Conclusion
We thank you for your continued investment in Merrill Lynch Federal Securities Trust, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GREGORY MARK MAUNZ
Gregory Mark Maunz
Senior Vice President and Portfolio Manager

March 26, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results*

                                                                                          Since        Standardized
                                                         12 Month        3 Month        Inception      30-day Yield
                                                       Total Return   Total Return     Total Return    As of 2/28/98

ML Federal Securities Trust Class A Shares                +8.88%          +1.96%         + 33.58%          5.61%
ML Federal Securities Trust Class B Shares                +8.05           +1.77          + 40.48           5.07
ML Federal Securities Trust Class C Shares                +8.00           +1.86          + 29.98           5.01
ML Federal Securities Trust Class D Shares                +8.61           +2.01          +221.61           5.36

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
   Trust's inception dates are: Class A and Class C Shares, 10/21/94; Class B Shares, 12/23/91; and Class D
   Shares, 9/28/84.




Average Annual Total Return

                            % Return Without       % Return With
                              Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97              +8.68%                +4.34%
Inception (10/21/94)
through 12/31/97                 +9.11                 +7.72

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                               % Return              % Return
                             Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97              +7.86%                +3.86%
Five Years Ended 12/31/97        +5.68                 +5.69
Inception (12/23/91)
through 12/31/97                 +5.63                 +5.63

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                               % Return              % Return
                             Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97              +7.81%                +6.81%
Inception (10/21/94)
through 12/31/97                 +8.23                 +8.23

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                            % Return Without       % Return With
                              Sales Charge         Sales Charge**
Class D Shares*
Year Ended 12/31/97              +8.42%                +4.08%
Five Years Ended 12/31/97        +6.23                 +5.36
Ten Years Ended 12/31/97         +8.19                 +7.75

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch Federal Securities Trust                                                                      February 28, 1998

SCHEDULE OF INVESTMENTS

                                                         Face       Interest                 Maturity                  Value
Issue                                                   Amount        Rate                    Date(s)                (Note 1a)

US Government Obligations -- 12.12%

United States Treasury Notes                         $69,000,000      5.375%               2/15/2001                $68,687,430
                                                     150,000,000      5.625               12/31/2002                150,117,000
                                                       5,000,000      6.625                5/15/2007                  5,326,550
                                                                                                                 --------------
Total US Government Obligations (Cost -- $225,443,998)                                                              224,130,980
                                                                                                                 ==============

US Government Agency Mortgage-Backed Obligations* -- 85.88%

Federal Home Loan Mortgage                           100,000,000      6.775(10)            11/01/2003               102,906,250
Corporation -- Multi-Family++++

Federal Home Loan Mortgage                                   588     10.00                 7/01/2019                        640
Corporation Participation Certificates                12,840,690     10.50            9/01/2000-9/01/2020            14,385,553
                                                       3,049,661     11.00            8/01/2010-9/01/2020             3,454,687
                                                       2,610,708     11.50           10/01/1998-6/01/2020             2,985,998
                                                       1,265,128     12.00            7/01/1999-6/01/2020             1,468,332
                                                       2,481,681     12.50           10/01/1999-7/01/2019             2,920,616
                                                       3,551,361     13.00            8/01/1999-2/01/2016             4,231,660

Federal Home Loan Mortgage                               353,026      6.00                 4/01/2009                    351,264
Corporation Participation                            213,509,245      6.50            8/01/2008-2/01/2013           214,333,188
Certificates -- Gold Program                          48,771,609      6.50(6)       10/01/2003-12/01/2004            49,106,053
                                                     198,170,488      7.00            1/01/2008-2/01/2013           202,149,022
                                                      16,985,187      7.00(2)             10/01/1999                 17,183,405
                                                      30,976,653      7.50            5/01/2009-9/01/2026            31,913,018
                                                      29,255,270      8.00            1/01/2007-5/01/2025            30,200,893
                                                      10,219,070      8.50            1/01/2025-7/01/2025            10,666,154
                                                       4,603,257     10.50            10/01/2020-12/01/2020           5,096,634

Federal Home Loan Mortgage             Trust 1220      8,559,922     10.00                 2/15/2022                  8,784,647
Corporation REMICs**

Federal National Mortgage Association                 48,000,646      6.50            3/25/2002-12/01/2008           47,535,531
                                                      28,811,725      7.00             9/01/2027-2/01/2028           29,129,801
                                                       9,662,343      7.50             1/01/2025-8/01/2026            9,928,049
                                                       1,195,212      8.00             9/01/2024-9/01/2027            1,239,776
                                                      13,236,916      8.50             5/01/2010-5/01/2018           13,838,847
                                                      25,440,989      8.50(3)              7/15/2023                 26,681,238
                                                      18,143,504      9.50                 3/01/2020                 19,413,549
                                                           9,665     10.50                 9/01/2000                     10,359
                                                      28,403,648     11.00            2/01/2011-11/01/2020           32,362,265
                                                          96,449     11.50             1/01/2015-6/01/2015              110,555
                                                       1,504,631     13.00             8/01/2010-6/01/2015            1,801,796

Federal National Mortgage Association -- #0375610     13,977,553      6.465(9)             6/01/2004                 14,003,761
Multi-Family++++                         #0380021      6,392,924      6.49(8)              1/01/2008                  6,440,871
                                         #0073894        989,135      6.525(6)            12/01/2003                  1,006,445
                                         #0073885        890,984      6.545(8)             1/01/2007                    908,247
                                         #0073873        767,967      6.625(8)             2/01/2007                    786,206
                                         #0073221      1,467,375      6.715(6)            10/01/2005                  1,508,645
                                         #0375015     19,523,462      6.79(6)              4/01/2004                 20,103,065
                                         #0073915      1,532,256      6.87(8)              1/01/2007                  1,591,152
                                         #0073910     11,830,504      6.875(8)             1/01/2007                 12,085,599
                                         #0375043      3,574,958      6.895(8)             4/01/2007                  3,724,659
                                         #0375007     12,091,291      6.94(8)              3/01/2007                 12,605,171
                                         #0375012      3,277,295      6.95(8)              4/01/2007                  3,432,966
                                         #0073944     13,870,721      6.96(8)              1/01/2007                 14,356,196
                                         #0073952      2,808,216      6.96(8)              2/01/2007                  2,906,504
                                         #0073946      5,435,932      6.97(8)              2/01/2007                  5,626,190
                                         #0073969      8,064,035      7.05(8)              2/01/2007                  8,366,436
                                         #0073962      4,691,724      7.085(8)             2/01/2007                  4,882,326
                                         #0073967      4,562,028      7.105(8)             3/01/2007                  4,810,089
                                         #0073992      2,591,386      7.115(8)             2/01/2007                  2,733,103
                                         #0375069      1,088,225      7.122(8)             3/01/2007                  1,147,738
                                         #0073943      1,474,829      7.18(9)              2/01/2019                  1,587,745
                                         #0073608      4,843,955      7.49(8)              8/01/2006                  5,190,600
                                         #0375052      4,734,694      7.50(8)              3/01/2007                  4,966,990
                                         #0109076      2,185,526      7.59(8)              8/01/2006                  2,324,853
                                         #0160024      5,861,745      7.625(8)            11/01/2003                  6,077,898
                                         #0160095      7,221,794      7.66(8)              3/01/2004                  7,564,830

Federal National Mortgage Association    94-56-TB      5,239,230      6.50(1)              7/25/2022                  1,806,130
REMICs**                                 93-123-S     15,529,411      7.94218+             7/25/2000                 15,665,293
                                         Trust 273     6,511,517      7.00(1)              7/01/2026                  1,810,110
                                         Trust 134     1,799,616      9.00(1)              4/15/2022                    419,418

Federal National Mortgage Association    98-M1-IO2   100,000,000      0.68635(1)           2/25/2013                  5,093,750
REMICs** -- Multi-Family++++             94-M1-IO     75,728,761      0.87(1)             10/25/2003                  2,768,833
                                         97-M8-A2     17,000,000      7.16                 1/25/2022                 17,440,938
                                         96-M3-A2     10,500,000      7.41                 3/25/2021                 11,025,000
                                         94-M3-B      20,598,485      7.71                 4/25/2006                 20,855,966
                                         94-M4-A      18,677,393      9.06015              8/25/2026                 19,611,263

Government National Mortgage Association              97,356,946      7.00           4/15/2022-1/15/2028             98,464,255
                                                     194,054,066      7.50          1/15/2007-11/15/2027(7)         199,333,608
                                                     107,048,580      8.00           5/15/2023-9/15/2026            111,056,371
                                                      43,204,243     10.00         12/15/2015-12/15/2021             48,206,768
                                                         136,386     10.50          10/15/2014-4/15/2021                154,243
                                                             647     11.00                 1/15/2016                        745
                                                           6,454     11.50                 8/15/2013                      7,521
                                                                                                                ---------------
Total US Government Agency Mortgage-Backed Obligations (Cost -- $1,572,551,294)                                   1,588,648,277
                                                                                                                ===============


 Face
Amount                                         Issue
Repurchase Agreements*** -- 5.13%

$95,000,000     Nikko Securities Co., purchased on 2/27/1998 to yield 5.64% to 3/02/1998                             95,000,000
                                                                                                                ---------------
Total Repurchase Agreements (Cost -- $95,000,000)                                                                    95,000,000
                                                                                                                ===============


                 Nominal Value                                                   Strike         Notification           Value
              Covered by Options               Issue                             Price              Date             (Note 1a)

Options Purchased -- 0.00%

Call Options     83,392,790     Government National Mortgage Association,
Purchased                       30-Year, 7% Adjustable Rate Mortgage(5)           100           9/20/2011(4)            $66,714
                                                                                                                ---------------
Total Options Purchased (Cost -- $0)(4)                                                                                  66,714
                                                                                                                ===============

Total Investments (Cost -- $1,892,995,292) -- 103.13%                                                             1,907,845,971
                                                                                                                ===============

Options Written -- 0.00%

Put Options      83,392,790     Government National Mortgage Association,
Written                         30-Year, 7% Adjustable Rate Mortgage(5)           100           9/20/2011(4)            (58,375)
                                                                                                                ---------------
Total Options Written (Premiums Received -- $0)(4)                                                                      (58,375)
                                                                                                                ===============

Total Investments, Net of Options Written (Cost -- $1,892,995,292) -- 103.13%                                     1,907,787,596
Liabilities in Excess of Other Assets -- (3.13%)                                                                    (57,842,401)
                                                                                                                ---------------
Net Assets -- 100.00%                                                                                            $1,849,945,195
                                                                                                                ===============

(1)  Represents the interest only portion of a mortgage-backed obligation.
(2)  Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)  Federal Housing Administration/Veterans' Administration
     Mortgages packaged by the Federal National Mortgage Association.
(4)  Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Trust is obligated to purchase the outstanding principal amount of specific GNMA,
     30-year, 7% Adjustable Rate Mortgage pools as of September 20, 2011.
     For this commitment, the Trust receives a net 0.12% per annum based on the nominal value covered by the options.
(5)  Adjustable Rate Security. The interest rate resets annually at the 1-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(6)  Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(7)  Represents a "to-be-announced" (TBA) transaction. The Trust has committed to purchasing securities for which all specific information is not available at this time.
(8)  Represents balloon mortgages that amortize on a 25-year or 30-year schedule and have 10-year maturities.
(9)  Represents balloon mortgages that amortize on a 22-year schedule and have 22-year maturities.
(10) Represents balloon mortgages that are non-amortizing and have
     7-year maturities.
   + Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of
     February 28, 1998.
++++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
   * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
  ** Real Estate Mortgage Investment Conduits (REMICs).
 *** Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1998


Assets:               Investments, at value (identified cost -- $1,892,995,292) (Note 1a)                     $1,907,779,257
                      Options purchased, at value (cost -- $0) (Notes 1a & 1c)                                        66,714
                      Cash                                                                                           931,829
                      Receivables:
                      Securities sold                                                        $258,745,996
                      Interest                                                                 13,199,997
                      Beneficial interest sold                                                  1,390,145
                      Principal paydowns                                                          521,760
                      Loaned securities (Note 6)                                                  313,970        274,171,868
                                                                                           --------------
                      Prepaid registration fees and other assets (Note 1f)                                         4,900,223
                                                                                                              --------------
                      Total assets                                                                             2,187,849,891
                                                                                                              --------------

Liabilities:          Options written, at value (premiums received -- $0) (Notes 1a & 1c)                             58,375
                      Payables:
                      Securities purchased (Note 1h)                                          329,216,849
                      Beneficial interest redeemed                                              4,449,434
                      Dividends to shareholders (Note 1g)                                       1,931,766
                      Investment adviser (Note 2)                                                 662,525
                      Distributor (Note 2)                                                        554,972        336,815,546
                                                                                           --------------
                      Accrued expenses and other liabilities                                                       1,030,775
                                                                                                              --------------
                      Total liabilities                                                                          337,904,696
                                                                                                              --------------

Net Assets:           Net assets                                                                              $1,849,945,195
                                                                                                              ==============

Net Assets            Class A Shares of beneficial interest, $0.10 par value, unlimited
Consist of:           number of shares authorized                                                                 $2,970,181
                      Class B Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  6,388,082
                      Class C Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                    291,621
                      Class D Shares of beneficial interest, $0.10 par value, unlimited
                      number of shares authorized                                                                  9,302,287
                      Paid-in capital in excess of par                                                         2,044,092,980
                      Accumulated realized capital losses on investments -- net (Note 5)                        (227,892,260)
                      Unrealized appreciation on investments -- net                                               14,792,304
                                                                                                              --------------
                      Net assets                                                                              $1,849,945,195
                                                                                                              ==============

Net Asset             Class A -- Based on net assets of $290,000,722 and 29,701,812
Value:                shares of beneficial interest outstanding                                                        $9.76
                                                                                                              ==============
                      Class B -- Based on net assets of $623,534,935 and 63,880,818
                      shares of beneficial interest outstanding                                                        $9.76
                                                                                                              ==============
                      Class C -- Based on net assets of $28,463,938 and 2,916,208
                      shares of beneficial interest outstanding                                                        $9.76
                                                                                                              ==============
                      Class D -- Based on net assets of $907,945,600 and 93,022,874
                      shares of beneficial interest outstanding                                                        $9.76
                                                                                                              ==============

                      See Notes to Financial Statements.






Statement of Operations for the Six Months Ended February 28, 1998

Investment            Interest and discount earned                                                               $65,085,092
Income                Other                                                                                          397,606
(Note 1e):                                                                                                    --------------
                      Total income                                                                                65,482,698
                                                                                                              --------------

Expenses:             Investment advisory fees (Note 2)                                                            4,354,780
                      Account maintenance and distribution fees -- Class B (Note 2)                                2,421,079
                      Account maintenance fees -- Class D (Note 2)                                                 1,145,733
                      Transfer agent fees -- Class D (Note 2)                                                        679,605
                      Transfer agent fees -- Class B (Note 2)                                                        541,596
                      Transfer agent fees -- Class A (Note 2)                                                        210,902
                      Custodian fees                                                                                 169,319
                      Accounting services (Note 2)                                                                   147,504
                      Account maintenance and distribution fees -- Class C (Note 2)                                  111,324
                      Printing and shareholder reports                                                                78,288
                      Registration fees (Note 1f)                                                                     49,142
                      Professional fees                                                                               48,405
                      Trustees' fees and expenses                                                                     36,924
                      Transfer agent fees -- Class C (Note 2)                                                         23,395
                      Pricing fees                                                                                    11,527
                      Other                                                                                           11,543
                                                                                                              --------------
                      Total expenses                                                                              10,041,066
                                                                                                              --------------
                      Investment income -- net                                                                    55,441,632
                                                                                                              --------------

Realized &            Realized gain on investments -- net                                                         20,730,067
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                      4,255,482
Investments -- Net                                                                                            --------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                       $80,427,181
                                                                                                              ==============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                  For tbe Six       For the
                                                                                                 Months Ended     Year Ended
                                                                                                  February 28,     August 31,
Increase (Decrease) in Net Assets:                                                                   1998             1997
Operations:            Investment income -- net                                                   $55,441,632     $126,285,677
                       Realized gain on investments -- net                                         20,730,067       18,221,792
                       Change in unrealized appreciation/depreciation on investments -- net         4,255,482       32,660,811
                                                                                               --------------   --------------
                       Net increase in net assets resulting from operations                        80,427,181      177,168,280
                                                                                               --------------   --------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                     (8,972,634)     (16,892,973)
(Note 1g):             Class B                                                                    (17,907,651)     (46,437,460)
                       Class C                                                                       (764,726)      (1,493,291)
                       Class D                                                                    (27,796,621)     (61,461,953)
                                                                                               --------------   --------------
                       Net decrease in net assets resulting from dividends to shareholders        (55,441,632)    (126,285,677)
                                                                                               --------------   --------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                               (82,163,137)    (265,356,085)
(Note 4):                                                                                      --------------   --------------

Net Assets:            Total decrease in net assets                                               (57,177,588)    (214,473,482)
                       Beginning of period                                                      1,907,122,783    2,121,596,265
                                                                                               --------------   --------------
                       End of period                                                           $1,849,945,195   $1,907,122,783
                                                                                               ==============   ==============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                            Class A

                                                                   For the Six              For the             For the Period
The following per share data and ratios have been derived          Months Ended            Year Ended            Oct. 21, 1994+
from information provided in the financial statements.             February 28,            August 31,            to August 31,
                                                                      1998            1997            1996++         1995++
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $9.64           $9.40           $9.61           $9.16
Operating                                                       ----------      ----------      ----------      ----------
Performance:         Investment income -- net                          .30             .64             .64             .58
                     Realized and unrealized gain (loss) on
                     investments -- net                                .12             .24            (.21)            .45
                                                                ----------      ----------      ----------      ----------
                     Total from investment operations                  .42             .88             .43            1.03
                                                                ----------      ----------      ----------      ----------
                     Less dividends from investment income --
                     net                                              (.30)           (.64)           (.64)           (.58)
                                                                ----------      ----------      ----------      ----------
                     Net asset value, end of period                  $9.76           $9.64           $9.40           $9.61
                                                                ==========      ==========      ==========      ==========

Total Investment     Based on net asset value per share               4.45%++++       9.66%           4.55%          11.56%++++
Return:**                                                       ==========      ==========      ==========      ==========

Ratios to Average    Expenses                                          .67%*           .65%            .62%            .64%*
Net Assets:                                                     ==========      ==========      ==========      ==========
                     Investment income -- net                         6.31%*          6.73%           6.64%           7.21%*
                                                                ==========      ==========      ==========      ==========

Supplemental         Net assets, end of period (in thousands)     $290,001        $278,103        $231,651        $223,237
Data:                                                           ==========      ==========      ==========      ==========
                     Portfolio turnover                             182.65%         349.05%         204.14%         260.34%
                                                                ==========      ==========      ==========      ==========

                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                             Class B
                                                                 For the Six
The following per share data and ratios have been derived       Months Ended
from information provided in the financial statements.           February 28,           For the Year Ended August 31,
                                                                    1998          1997         1996+        1995+        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period          $9.63          $9.40        $9.61        $9.41        $10.14
Operating                                                     ----------     ----------   ----------   ----------    ----------
Performance:         Investment income -- net                        .27            .57          .57          .60           .48
                     Realized and unrealized gain (loss) on
                     investments -- net                              .13            .23         (.21)         .20          (.73)
                                                              ----------     ----------   ----------   ----------    ----------
                     Total from investment operations                .40            .80          .36          .80          (.25)
                                                              ----------     ----------   ----------   ----------    ----------
                     Less dividends from investment income
                     -- net                                         (.27)          (.57)        (.57)        (.60)         (.48)
                                                              ----------     ----------   ----------   ----------    ----------
                     Net asset value, end of period                $9.76          $9.63        $9.40        $9.61         $9.41
                                                              ==========     ==========   ==========   ==========    ==========

Total Investment     Based on net asset value per share             4.16%++++      8.71%        3.72%        8.91%        (2.55%)
Return:**                                                     ==========     ==========   ==========   ==========    ==========

Ratios to Average    Expenses                                       1.44%*         1.42%        1.39%        1.41%         1.33%
Net Assets:                                                   ==========     ==========   ==========   ==========    ==========
                     Investment income -- net                       5.55%*         5.98%        5.87%        6.39%         4.90%
                                                              ==========     ==========   ==========   ==========    ==========

Supplemental         Net assets, end of period (in thousands)   $623,535       $672,541     $924,885   $1,262,985    $1,497,358
Data:                                                         ==========     ==========   ==========   ==========    ==========
                     Portfolio turnover                           182.65%        349.05%      204.14%      260.34%       322.68%
                                                              ==========     ==========   ==========   ==========    ==========

                   + Based on average shares outstanding.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                            Class C

                                                                   For the Six              For the             For the Period
The following per share data and ratios have been derived          Months Ended            Year Ended            Oct. 21, 1994+
from information provided in the financial statements.             February 28,            August 31,            to August 31,
                                                                      1998            1997            1996++         1995++
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $9.63           $9.40           $9.61           $9.16
Operating                                                       ----------      ----------      ----------      ----------
Performance:         Investment income -- net                          .27             .56             .56             .51
                     Realized and unrealized gain (loss) on
                     investments -- net                                .13             .23            (.21)            .45
                                                                ----------      ----------      ----------      ----------
                     Total from investment operations                  .40             .79             .35             .96
                                                                ----------      ----------      ----------      ----------
                     Less dividends from investment income
                     -- net                                           (.27)           (.56)           (.56)           (.51)
                                                                ----------      ----------      ----------      ----------
                     Net asset value, end of period                  $9.76           $9.63           $9.40           $9.61
                                                                ==========      ==========      ==========      ==========

Total Investment     Based on net asset value per share               4.14%++++       8.66%           3.67%          10.80%++++
Return:**                                                       ==========      ==========      ==========      ==========

Ratios to Average    Expenses                                         1.49%*          1.47%           1.43%           1.47%*
Net Assets:                                                     ==========      ==========      ==========      ==========
                     Investment income -- net                         5.50%*          5.91%           5.82%           6.28%*
                                                                ==========      ==========      ==========      ==========

Supplemental         Net assets, end of period (in thousands)      $28,464         $28,723         $22,672         $15,621
Data:                                                           ==========      ==========      ==========      ==========
                     Portfolio turnover                             182.65%         349.05%         204.14%         260.34%
                                                                ==========      ==========      ==========      ==========

                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                             Class D
                                                                 For the Six
The following per share data and ratios have been derived       Months Ended
from information provided in the financial statements.           February 28,           For the Year Ended August 31,
                                                                    1998          1997         1996+        1995+        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period          $9.63          $9.40        $9.61        $9.41        $10.14
Operating                                                     ----------     ----------   ----------   ----------    ----------
Performance:         Investment income -- net                        .29            .62          .62          .64           .52
                     Realized and unrealized gain (loss) on
                     investments -- net                              .13            .23         (.21)         .20          (.73)
                                                              ----------     ----------   ----------   ----------    ----------
                     Total from investment operations                .42            .85          .41          .84          (.21)
                                                              ----------     ----------   ----------   ----------    ----------
                     Less dividends from investment income
                     -- net                                         (.29)          (.62)        (.62)        (.64)         (.52)
                                                              ----------     ----------   ----------   ----------    ----------
                     Net asset value, end of period                $9.76          $9.63        $9.40        $9.61         $9.41
                                                              ==========     ==========   ==========   ==========    ==========

Total Investment     Based on net asset value per share             4.43%++++      9.27%        4.28%        9.48%        (2.06%)
Return:**                                                     ==========     ==========   ==========   ==========    ==========

Ratios to Average    Expenses                                        .92%*          .90%         .87%         .89%          .83%
                                                              ==========     ==========   ==========   ==========    ==========

Net Assets:          Investment income -- net                       6.07%*         6.49%        6.39%        6.91%         5.41%
                                                              ==========     ==========   ==========   ==========    ==========

Supplemental         Net assets, end of period (in thousands)   $907,945       $927,756     $942,388     $976,161    $1,356,979
Data:                                                         ==========     ==========   ==========   ==========    ==========
                     Portfolio turnover                           182.65%        349.05%      204.14%      260.34%       322.68%
                                                              ==========     ==========   ==========   ==========    ==========

                   + Based on average shares outstanding.
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Federal Securities Trust         February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained by one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements -- The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Futures contracts -- The Trust may purchase or sell financial futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls -- The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of February 28, 1998 was $48,000,000.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:

Portion of Average Daily Value of Net Assets:          Rate

Not exceeding $500 million                            0.500%
In excess of $500 million but
not exceeding $1 billion                              0.475%
In excess of $1 billion but
not exceeding $1.5 billion                            0.450%
In excess of $1.5 billion but
not exceeding $2 billion                              0.425%
In excess of $2 billion but
not exceeding $2.5 billion                            0.400%
In excess of $2.5 billion but
not exceeding $3.5 billion                            0.375%
In excess of $3.5 billion but
not exceeding $5 billion                              0.350%
In excess of $5 billion but
not exceeding $6.5 billion                            0.325%
Exceeding $6.5 billion                                0.300%

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account        Distribution
                               Maintenance Fee        Fee

Class B                            0.25%             0.50%
Class C                            0.25%             0.55%
Class D                            0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

                             MLFD           MLPF&S

Class A                      $253           $2,378
Class D                    $5,153          $63,195

For the six months ended February 28, 1998, MLPF&S received contingent deferred sales charges of $416,459 and $4,378 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended February 28, 1998, the Trust paid MLSPS $18,851 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $3,380,801,461 and $3,472,462,723, respectively.

Net realized gains (losses) for the six months ended February 28, 1998 and net unrealized gains (losses) as of February 28, 1998 were as follows:

                                Realized         Unrealized
                             Gains (Losses)     Gains (Losses)

Long-term investments         $20,562,856       $14,783,965
Short-term investments            (12,083)               --
Options purchased                (223,050)           66,714
Options written                   402,344           (58,375)
                             ------------      ------------
Total                         $20,730,067       $14,792,304
                             ============      ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $14,783,965, of which $22,413,499 related to appreciated securities and $7,629,534 related to depreciated securities. The aggregate cost of investments, including options, at February 28, 1998 for Federal income tax purposes was $1,892,995,292.

Transactions in call options written for the six months ended
February 28, 1998 were as follows:

                                  Nominal Value
                                   Covered by        Premiums
Call Options Written                 Options         Received

Outstanding call options
written, beginning of period               --             $--
Options written                     1,500,000         402,344
Options exercised                  (1,500,000)       (402,344)
                                 ------------    ------------
Outstanding call options
written, end of period                     --             $--
                                 ============    ============

Transactions in put options written for the six months ended
February 28, 1998 were as follows:

                                  Nominal Value
                                   Covered by        Premiums
Put Options Written                  Options         Received
Outstanding put options
written, beginning of period       96,419,387             $--
Options expired                   (13,026,597)             --
                                 ------------    ------------
Outstanding put options
written, end of period             83,392,790             $--
                                 ============    ============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $82,163,137 and $265,356,085 for the six months ended February 28, 1998 and for the year ended August 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                    Dollar
Ended February 28, 1998              Shares          Amount

Shares sold                         6,580,995     $64,128,485
Shares issued to shareholders
in reinvestment of dividends          143,391       1,397,312
                               --------------  --------------
Total issued                        6,724,386      65,525,797
Shares redeemed                    (5,882,077)    (57,318,349)
                               --------------  --------------
Net increase                          842,309      $8,207,448
                               ==============  ==============

Class A Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                        13,489,212    $128,699,695
Shares issued to shareholders
in reinvestment of dividends          246,217       2,355,483
                               --------------  --------------
Total issued                       13,735,429     131,055,178
Shares redeemed                    (9,520,222)    (90,995,776)
                               --------------  --------------
Net increase                        4,215,207     $40,059,402
                               ==============  ==============

Class B Shares for the Six Months                    Dollar
Ended February 28, 1998              Shares          Amount

Shares sold                         7,431,483     $72,399,324
Shares issued to shareholders
in reinvestment of dividends        1,057,699      10,302,079
                               --------------  --------------
Total issued                        8,489,182      82,701,403
Automatic conversion
of shares                          (1,447,411)    (14,094,546)
Shares redeemed                   (12,971,885)   (126,320,944)
                               --------------  --------------
Net decrease                       (5,930,114)   $(57,714,087)
                               ==============  ==============

Class B Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                        13,142,804    $125,442,660
Shares issued to shareholders
in reinvestment of dividends        2,799,110      26,736,766
                               --------------  --------------
Total issued                       15,941,914     152,179,426
Automatic conversion
of shares                         (12,986,542)   (123,962,413)
Shares redeemed                   (31,548,826)   (301,267,082)
                               --------------  --------------
Net decrease                      (28,593,454)  $(273,050,069)
                               ==============  ==============

Class C Shares for the Six Months                    Dollar
Ended February 28, 1998              Shares          Amount

Shares sold                           882,052      $8,615,297
Shares issued to shareholders
in reinvestment of dividends           50,794         494,771
                               --------------  --------------
Total issued                          932,846       9,110,068
Shares redeemed                      (998,264)     (9,735,211)
                               --------------  --------------
Net decrease                          (65,418)      $(625,143)
                               ==============  ==============

Class C Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                         1,873,927     $17,886,740
Shares issued to shareholders
in reinvestment of dividends           98,146         937,686
                               --------------  --------------
Total issued                        1,972,073      18,824,426
Shares redeemed                    (1,402,999)    (13,394,907)
                               --------------  --------------
Net increase                          569,074      $5,429,519
                               ==============  ==============

Class D Shares for the Six Months                    Dollar
Ended February 28, 1998              Shares          Amount

Shares sold                         6,491,343     $63,141,168
Automatic conversion
of shares                           1,447,411      14,094,546
Shares issued to shareholders
in reinvestment of dividends        1,398,402      13,620,823
                               --------------  --------------
Total issued                        9,337,156      90,856,537
Shares redeemed                   (12,622,024)   (122,887,892)
                               --------------  --------------
Net decrease                       (3,284,868)   $(32,031,355)
                               ==============  ==============

Class D Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                         8,726,557     $83,556,197
Automatic conversion
of shares                          12,986,542     123,962,413
Shares issued to shareholders
in reinvestment of dividends        3,129,768      29,893,148
                               --------------  --------------
Total issued                       24,842,867     237,411,758
Shares redeemed                   (28,804,948)   (275,206,695)
                               --------------  --------------
Net decrease                       (3,962,081)   $(37,794,937)
                               ==============  ==============

5. Capital Loss Carryforward:
At August 31, 1997, the Trust had a net capital loss carryforward of approximately $234,025,000, of which $39,147,000 expires in 1998, $178,146,000 expires in 2003, and $16,732,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $49,067,382 has been reclassified to paid-in capital in excess of par.

6. Loaned Securities:
At February 28, 1998, the Trust held US Treasury Notes having an aggregate value of approximately $102,090,000 as collateral for portfolio securities loaned having a market value of approximately $102,064,000.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863